EXHIBIT 23.1
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                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-87008, 333-21895, and 333-100511) of Schnitzer Steel Industries, Inc. of our reports dated October 1, 2003 relating to the financial statements and financial statement schedule, which appear in this Form 10-K.


PricewaterhouseCoopers LLP
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Portland, Oregon
November 24, 2003
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